UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

Form 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 13, 2006

DYNAMIC LEISURE CORPORATION

Formerly known as

DYNECO CORPORATION

(Exact name of registrant as specified in its charter)

333-07953

(Commission File Number)

Minnesota	41-1508703
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

2203 North Lois Avenue, Suite 900

Tampa, FL 33607

(Address of principal executive offices)

(813) 877-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

On January 23, 2006, Dynamic Leisure Corporation (“DLC”), f/k/a DynEco Corporation, filed a current report on Form 8-K to report the acquisition of all of the outstanding capital stock of Dynamic Leisure Group, Inc. (“Dynamic”) as a result of consummation of a Stock Exchange Agreement dated January 13, 2006 by and among DLC and Dynamic. Pursuant to the Stock Exchange Agreement, Dynamic has become a wholly-owned subsidiary of DLC. The transaction closed and became effective on January 13, 2006. This Form 8-K/A is being filed to provide the financial statements described under Item 9.01 below. These financial statements are filed as Exhibit 99.1 of this Form 8-K/A.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired

The required audited financial statements of Dynamic Leisure Group, Inc. as of and for the year ended December 31, 2005 are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

(d)	Exhibits

Exhibit Number	Exhibit Description

99.1	Dynamic Leisure Group, Inc. audited Financial Statements as of and for the Year Ended December 31, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMIC LEISURE CORPORATION
f/k/a DYNECO CORPORATION

Date: March 29, 2006	By: /s/ Daniel G. Brandano
Daniel G. Brandano
President

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Dynamic Leisure Group, Inc. audited Financial Statements as of and for the Year Ended December 31, 2005